UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): November 17, 2023

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NORTHERN TECHNOLOGIES INTERNATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-11038	41-0857886
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
4201 Woodland Road P.O. Box 69 Circle Pines, Minnesota	55014
(Address of principal executive offices)	(Zip Code)

(763) 225-6600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.02 per share	NTIC	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

The information appearing below under Item 4.02 is incorporated herein by reference.

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(a)       On November 17, 2023, the management and Audit Committee of the Board of Directors of Northern Technologies International Corporation (the “Company” or “NTIC”) determined that the Company’s consolidated financial statements for the three and six months ended February 28, 2023 and three and nine months ended May 31, 2023 require restatement to correct the accounting treatment of employee retention credits (“ERCs”), and disclosures, which ERCs were incorrectly recognized as income during such periods. The change will result in a decrease to net income attributable to NTIC of $474,000 and $466,000 during the three months ended February 28, 2023 and May 31, 2023, respectively, compared to the same prior year periods. The change to net income attributable to NTIC includes the effect of the adjustment on the management bonus accrual. In the course of preparing the Company’s consolidated financial statements for the fiscal year ended August 31, 2023, the Company determined that although the Company believes the collection of the ERCs are still “more likely than not,” the Company is not able to deem the receipt of the ERCs “probable” under U.S. generally accepted accounting practices (“U.S. GAAP”), therefore, requiring the restatement of the Company’s previously issued consolidated financial statements for the three and six months ended February 28, 2023 and three and nine months ended May 31, 2023 and amendments to the Company’s related previously filed quarterly reports on Form 10-Q.

On March 27, 2020, the Coronavirus Aid, Relief, and Economic Security Act (“CARES Act”) was signed into law providing numerous tax provisions and other stimulus measures, including ERCs, which are refundable tax credits against certain employment taxes. The Taxpayer Certainty and Disaster Tax Relief Act of 2020 and the American Rescue Plan Act of 2021 extended and expanded the availability of ERCs.

The Company engaged tax advisors of a Big 4 accounting firm which determined the Company qualified for ERCs. The Company qualified for ERCs based on qualified wages paid in the first and second quarters of 2021 and filed for and recognized $573,751 and $566,006, respectively, of income from the ERCs in the second and third quarters of fiscal 2023. In connection with the preparation of its consolidated financial statements for the fiscal year ended August 31, 2023, the Company concluded that it should have accounted for the ERCs as government grants in accordance with International Accounting Standard (IAS) 20, Accounting for Government Grants and Disclosure of Government Assistance (“IAS 20”) since U.S. GAAP does not provide for the accounting of government grants. Pursuant to IAS 20, the Company cannot recognize any income from the grant until it is “reasonably assured” (similar to the “probable” threshold in U.S. GAAP) that the grant conditions will be met and that the grant will be received, at which time grant income is recorded on a systematic basis over the periods in which the Company recognizes the payroll expenses for which the grant is intended to compensate. In connection with the preparation of the Company’s consolidated financial statements for the fiscal year ended August 31, 2023, the Company determined that although it believes the collection of the ERCs are still “more likely than not,” the Company is not able to deem the credits “probable,” and, therefore, cannot be reasonably assured that the grant conditions will be met, requiring the restatement of the Company’s previously issued consolidated financial statements for the three and six months ended February 28, 2023 and three and nine months ended May 31, 2023.

As a result of the foregoing, the Company’s management and the Audit Committee of the Board of Directors concluded that the Company’s previously issued consolidated financial statements for the three and six months ended February 28, 2023, which are included in the Company’s quarterly report on Form 10-Q for the quarterly period ended February 28, 2023 (the “Second Quarter Form 10-Q”), and previously issued consolidated financial statements for the three and nine months ended May 31, 2023, which are included in the Company’s quarterly report on Form 10-Q for the quarterly period ended May 31, 2023 (the “Third Quarter Form 10-Q”), which were filed with the Securities and Exchange Commission (“SEC”) on April 13, 2023 and July 13, 2023, respectively, should not be relied upon with respect to the matters described herein. The Company intends to file amendments to its Second Quarter Form 10-Q and its Third Quarter Form 10-Q with the SEC to correct the accounting treatment of the ERCs and related impacts and disclosures.

The Audit Committee of the Board of Directors and management of the Company have discussed the matters disclosed in this current report on Form 8-K with the Company’s independent registered public accounting firm, Baker Tilly US, LLP.

The following tables summarize the effects of the restatements on select consolidated statements of operations, balance sheet and cash flow amounts as reported as of and for the periods stated and are unaudited:

Consolidated Balance Sheet:

	As of February 28, 2023
	As Reported	Adjustments	As Restated

Receivables: Trade, excluding joint ventures, less allowance for doubtful accounts of $439,000 as of February 28, 2023	$14,675,017	$(573,751)	$14,101,266
Total current assets	40,176,602	(573,751)	39,602,851
Total assets	86,710,505	(573,751)	86,136,754
Accrued liabilities: Payroll and related benefits	1,304,717	(100,000)	1,204,717
Total current liabilities	16,178,289	(100,000)	16,078,289
Retained earnings	50,792,813	(473,751)	50,319,062
Stockholders’ equity	65,264,351	(473,751)	64,790,600
Total equity	68,707,994	(473,751)	68,234,243
Total liabilities and equity	86,710,505	(573,751)	86,136,754

Consolidated Statements of Operations:

	Three Months Ended February 28, 2023
	As Reported	Adjustments	As Restated

Cost of goods sold	$11,867,639	$100,118	$11,967,757
Gross profit	6,403,186	(100,118)	6,303,068
Selling expenses	3,418,717	177,000	3,595,717
General and administrative expenses	3,084,189	50,000	3,134,189
Research and development expenses	994,450	146,633	1,141,083
Total operating expenses	7,497,356	373,633	7,870,989
Operating income	1,287,307	(473,751)	813,556
Income before income tax expense	1,175,614	(473,751)	701,863
Net income	993,819	(473,751)	520,068
Net income attributable to NTIC	885,248	(473,751)	411,497
Net income attributable to NTIC per common share:
Basic	0.10	(0.06)	0.04
Diluted	0.09	(0.05)	0.04

	Six Months Ended February 28, 2023
	As Reported	Adjustments	As Restated

Cost of goods sold	$25,467,281	$100,118	$25,567,399
Gross profit	12,756,310	(100,118)	12,656,192
Selling expenses	6,926,151	177,000	7,103,151
General and administrative expenses	6,214,788	50,000	6,264,788
Research and development expenses	2,251,174	146,633	2,397,807
Total operating expenses	15,392,113	373,633	15,765,746
Operating income	2,116,883	(473,751)	1,643,132
Income before income tax expense	1,920,027	(473,751)	1,446,276
Net income	1,627,499	(473,751)	1,153,748
Net income attributable to NTIC	1,387,490	(473,751)	913,739
Net income attributable to NTIC per common share:
Basic	0.15	0.05	0.10
Diluted	0.14	0.05	0.09

Consolidated Statements of Comprehensive Income:

	Three Months Ended February 28, 2023
	As Reported	Adjustments	As Restated

Net income	$993,819	$(473,751)	$520,068
Comprehensive income	1,528,532	(473,751)	1,054,781
Comprehensive income attributable to NTIC	1,640,490	(473,751)	1,166,739

	Six Months Ended February 28, 2023
	As Reported	Adjustments	As Restated

Net income	$1,627,499	$(473,751)	$1,153,748
Comprehensive income	2,108,295	(473,751)	1,634,544
Comprehensive income attributable to NTIC	2,358,478	(473,751)	1,884,727

Consolidated Statements of Cash Flows:

	Six Months Ended February 28, 2023
	As Reported	Adjustments	As Restated

Net income	$1,627,499	$(473,751)	$1,153,748
Receivables: Trade, excluding joint ventures	(911,765)	573,751	(338,014)
Accrued liabilities	(388,221)	(100,000)	(488,221)

Consolidated Balance Sheet:

	As of May 31, 2023
	As Reported	Adjustments	As Restated

Receivables: Trade, excluding joint ventures, less allowance for doubtful accounts of $439,000 as of May 31, 2023	$15,311,650	$(1,139,757)	$14,171,893
Total current assets	39,289,907	(1,139,757)	38,150,150
Total assets	87,313,423	(1,139,757)	86,173,666
Accrued liabilities: Payroll and related benefits	2,035,785	(200,000)	1,835,785
Total current liabilities	15,550,561	(200,000)	15,350,561
Retained earnings	51,662,515	(939,757)	50,722,758
Stockholders’ equity	66,397,187	(939,757)	65,457,430
Total equity	69,930,948	(939,757)	68,991,191
Total liabilities and equity	87,313,423	(1,139,757)	86,173,666

Consolidated Statements of Operations:

	Three Months Ended May 31, 2023
	As Reported	Adjustments	As Restated

Cost of goods sold	$13,280,584	$109,289	$13,389,873
Gross profit	7,689,142	(109,289)	7,579,853
Selling expenses	3,723,165	169,987	3,893,152
General and administrative expenses	3,150,643	55,002	3,205,645
Research and development expenses	1,150,711	131,728	1,282,439
Total operating expenses	8,024,519	356,717	8,381,236
Operating income	2,372,592	(466,006)	1,906,586
Income before income tax expense	2,245,300	(466,006)	1,779,294
Net income	1,703,005	(466,006)	1,236,999
Net income attributable to NTIC	1,525,596	(466,006)	1,059,590
Net income attributable to NTIC per common share:
Basic	0.16	(0.05)	0.11
Diluted	0.16	(0.05)	0.11

	Nine Months Ended May 31, 2023
	As Reported	Adjustments	As Restated

Cost of goods sold	$38,747,865	$209,407	$38,957,272
Gross profit	20,445,452	(209,407)	20,236,045
Selling expenses	10,649,316	346,987	10,996,303
General and administrative expenses	9,365,431	105,002	9,470,433
Research and development expenses	3,401,885	278,361	3,680,246
Total operating expenses	23,416,632	730,350	24,146,982
Operating income	4,489,475	(939,757)	3,549,718
Income before income tax expense	4,165,327	(939,757)	3,225,570
Net income	3,330,504	(939,757)	2,390,747
Net income attributable to NTIC	2,913,086	(939,757)	1,973,329
Net income attributable to NTIC per common share:
Basic	0.31	0.10	0.21
Diluted	0.30	0.10	0.20

Consolidated Statements of Comprehensive Income:

	Three Months Ended May 31, 2023
	As Reported	Adjustments	As Restated

Net income	$1,703,005	$(466,006)	$1,236,999
Comprehensive income	1,610,777	(466,006)	1,144,771
Comprehensive income attributable to NTIC	1,800,895	(466,006)	1,334,889

	Nine Months Ended May 31, 2023
	As Reported	Adjustments	As Restated

Net income	$3,330,504	$(939,757)	$2,390,747
Comprehensive income	3,719,072	(939,757)	2,779,315
Comprehensive income attributable to NTIC	4,159,373	(939,757)	3,219,616

Consolidated Statements of Cash Flows:

	Nine Months Ended May 31, 2023
	As Reported	Adjustments	As Restated

Net income	$3,330,504	$(939,757)	$2,390,747
Receivables: Trade, excluding joint ventures	(1,502,567)	1,139,757	(362,810)
Accrued liabilities	(209,459)	(200,000)	(409,459)

In connection with its evaluation of the restatements described above, management of the Company has concluded that a material weakness in the Company’s internal control over financial reporting existed as of February 28, 2023 and May 31, 2023. A material weakness is a deficiency, or a combination of deficiencies, in internal control over financial reporting, such that there is a reasonable possibility that a material misstatement of our annual or interim financial statements will not be prevented or detected on a timely basis. The Company did not maintain effective controls over the probability assessment associated with the recognition of income related to the ERCs.

The Company’s management is taking steps to remediate the material weakness in its internal control over financial reporting relating to the probability assessment associated with the recognition of income related to ERCs. These steps will include the preparation of a technical accounting memorandum for any material unusual transactions including careful evaluation of any probability assessments or other areas of judgment involved, such as the ERCs, to determine the correct accounting treatment for such transactions. Management believes the additional control procedures designed, and when implemented, will fully remediate the material weakness.

The Company intends to promptly file an amendment to the Second Quarter Form 10-Q containing restated consolidated financial statements for the three and six months ended February 28, 2023 and an amendment to the Third Quarter Form 10-Q containing restated consolidated financial statements for the three and nine months ended May 31, 2023.

Forward-Looking Statements

This current report on Form 8-K contains not only historical information, but also forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are subject to the safe harbor created by those sections. Such statements include the Company’s ability to remediate the material weakness in its internal control over financial reporting, the Company’s intention to file amendments to its Second Quarter Form 10-Q and its Third Quarter Form 10-Q, and other statements that can be identified by words such as “believes,” “continues,” “expects,” “anticipates,” “intends,” “potential,” “outlook,” “will,” “may,” “would,” “should,” “guidance” or words of similar meaning, and the use of future dates. Such forward-looking statements are based upon the current beliefs and expectations of the Company’s management and are inherently subject to risks and uncertainties that could cause actual results to differ materially from those projected or implied. Such potential risks and uncertainties include, but are not limited to, in no particular order: the risk that the material weakness will not be remediated effectively or on a timely basis or that additional material weaknesses will occur in the future; the health of the U.S. and worldwide economies, including in particular the U.S. automotive industry and its evolution towards electric vehicles; the effect of economic uncertainty, recessionary indicators, inflation, increased interest rates and turmoil in the global credit, financial and banking markets or perception thereof; the effect of supply chain disruptions; the effect of COVID-19; dependence on joint ventures, relationships with joint venture partners and their success, including fees and dividend distributions; risks associated with international operations, exposure to exchange rate fluctuations, tariffs and trade disputes; the effect of economic slowdown and political unrest, including the Russia and Ukraine war and the Israel and Hamas conflict; the level of growth in the Company’s markets; its investments in research and development efforts; acceptance of existing and new products; timing of purchase orders under supply contracts; variability in sales to oil and gas customers and effect on quarterly financial results; increased competition; costs and effects of complying with changes in tax, fiscal, government and other regulatory policies, and rules relating to environmental, health and safety matters; and its reliance on its intellectual property rights and the absence of infringement of the intellectual property rights of others. More detailed information on these and additional factors which could affect the Company’s operating and financial results is described in its filings with the Securities and Exchange Commission, including its annual report on Form 10-K for the fiscal year ended August 31, 2022 and subsequent quarterly reports on Form 10-Q, as amended if appropriate. The Company urges all interested parties to read these reports to gain a better understanding of the many business and other risks that it faces. Additionally, the Company undertakes no obligation to publicly release the results of any revisions to these forward-looking statements, which may be made to reflect events or circumstances occurring after the date hereof or to reflect the occurrence of unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHERN TECHNOLOGIES
INTERNATIONAL CORPORATION

By: /s/ Matthew C. Wolsfeld
Matthew C. Wolsfeld
Chief Financial Officer

Date: November 21, 2023